7. LOANS, NET (Details) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Loans Net Details
Loans	$ 379,370	$ 253,268
Less: Provision for credit losses	(5,094)	(2,609)
Less: Deferred loan origination fees	(2,975)	0
Loans, net	$ 371,301	$ 250,659